================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported):   OCTOBER 19, 2006


                             BUFFETS HOLDINGS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                333-116897                               22-3754018
--------------------------------------------------------------------------------
         (Commission File Number)                      (IRS Employer
                                                     Identification No.)

            1460 BUFFET WAY,
            EAGAN, MINNESOTA                                55121
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                (Zip Code)


                                 (651) 994-8608
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02.    RESULTS OF OPERATION AND FINANCIAL CONDITION

              On October 19, 2006, Buffets Holdings, Inc. issued a press release reporting same store sales results for the first quarter of its 2007 fiscal year (the twelve-week period ended September 20, 2006) and for its fourth fiscal accounting period (the four-week period ended October 18, 2006). The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.



ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (d)    Exhibits.

              EXHIBIT
              NUMBER       DESCRIPTION
              ------       -----------

                99.1 Press Release of Buffets Holdings, Inc., dated October 19, 2006.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: October 19, 2006

                                            BUFFETS HOLDINGS, INC.



                                            By: /s/ R. Michael Andrews, Jr.
                                                ------------------------------
                                                Name:  R. Michael Andrews, Jr.
                                                Title: Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------


EXHIBIT
NUMBER       DESCRIPTION
-------      -----------

 99.1        Press Release of Buffets Holdings, Inc., dated October 19, 2006.